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                                                                   Exhibit 10.42


                                FIRST AMENDMENT

                                      to

                             TAX SHARING AGREEMENT


                                 by and among


                              DELUXE CORPORATION

                              AND ITS AFFILIATES

                                      and

                              eFUNDS CORPORATION

                              AND ITS AFFILIATES
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                   FIRST AMENDMENT TO TAX SHARING AGREEMENT
                   ----------------------------------------


     THIS FIRST AMENDMENT (the "Amendment") dated effective as of April 1, 2000, to the Tax Sharing Agreement (the "Agreement") dated effective as of April 1, 2000, is made and entered into by and among Deluxe Corporation ("Deluxe"), a Minnesota corporation, each Deluxe Affiliate (as defined in the Agreement), eFunds Corporation ("eFunds"), a Delaware corporation and currently a direct, majority owned subsidiary of Deluxe, and each eFunds Affiliate (as defined in the Agreement) in connection with the Distribution (as defined below).


                                   RECITALS
                                   --------

     WHEREAS, Deluxe has decided to effectuate the separation of eFunds and Deluxe by distributing all of the shares of eFunds common stock held by Deluxe, on a pro rata basis, to the holders of shares of Deluxe common stock, rather than by means of an exchange offer as originally contemplated; and

     WHEREAS, the parties have determined that it is appropriate to amend the Agreement as set forth in this Amendment.


                                   AMENDMENT
                                   ---------

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Deluxe, for itself and on behalf of the Deluxe Affiliates, and eFunds, for itself and on behalf of the eFunds Affiliates, hereby agree as follows:

     The fourth paragraph of the Recitals set forth in the Agreement is hereby amended in its entirety to read as follows:

          WHEREAS, as set forth in the Distribution Agreement, and subject to the terms and conditions thereof, Deluxe intends, sometime after the IPO, to distribute all of its shares of eFunds common stock, on a pro rata basis, to the holders of shares of Deluxe common stock (the
     "Distribution");

     Section 9.04 of the Agreement is hereby amended in its entirety to read as follows:

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          9.04.  Notices.  Any notice, request, instruction or other document to be given or delivered under this Agreement by any party to another party shall be in writing and shall be deemed to have been duly given or delivered when (1) delivered in person or sent by telecopy to the facsimile number indicated below with a required confirmation copy sent in accordance with clause (2) below, (2) deposited in the United States mail, postage prepaid and sent certified mail, return receipt requested or (3) delivered to Federal Express or similar service for overnight delivery to the address of the party set forth below:


               If to Deluxe or any Deluxe Affiliate to:

                    Deluxe Corporation
                    3680 Victoria Street North
                    Shoreview, Minnesota  55126
                    Attention:  General Counsel
                    Facsimile:  (651) 787-2749

               with a copy to:

                    Deluxe Corporation
                    3680 Victoria Street North
                    Shoreview, Minnesota  55126
                    Attention:  Director of Corporate Tax
                    Facsimile:  (651) 787-1566

               If to eFunds or any eFunds Affiliate to:

                    eFunds Corporation
                    7272 East Indian School Road, Suite 420
                    Scottsdale, Arizona 85251
                    Attention:  General Counsel
                    Facsimile:  (602) 659-2161

               with a copy to:
                    eFunds Corporation
                    7272 East Indian School Road, Suite 420
                    Scottsdale, Arizona 85251

                                       2
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                    Attention:  Director of Corporate Tax
                    Facsimile:  (602) 659-2161


     Either party may, by written notice to the other parties, change the address or the party to which any notice, request, instruction or other document is to be delivered.

     Section 5.01(b) of the Agreement is hereby amended in its entirety to read as follows:

               (b) Deluxe shall, to the extent required by law, withhold or collect applicable Taxes with respect to exercises of Options to acquire Deluxe stock held by eFunds Employees and shall transfer such Taxes to eFunds which shall remit such Taxes to the appropriate Taxing Authority and satisfy the applicable Tax reporting obligations with respect to exercises of Options to acquire Deluxe stock held by eFunds Employees. eFunds shall, to the extent required by law, withhold or collect applicable Taxes with respect to exercises of Options to acquire eFunds stock held by Deluxe Employees and shall transfer such Taxes to Deluxe which shall remit such Taxes to the appropriate Taxing Authority and satisfy the applicable Tax reporting obligations with respect to exercises of Options to acquire eFunds stock held by Deluxe Employees.

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          IN WITNESS WHEREOF, each of the parties hereto has caused this
Amendment to be executed by a duly authorized officer on December ____, 2000, but effective as of the date first above written.

                              DELUXE CORPORATION
                              on behalf of itself and the Deluxe Affiliates


                              By: /s/ Lois M. Martin
                                 -------------------
                              Name:   Lois M. Martin
                                      --------------
                              Title:  CFO
                                      --------------



                              EFUNDS CORPORATION
                              on behalf of itself and the eFunds Affiliates


                              By: /s/ John A. Blanchard III
                                  -------------------------
                              Name:   John A. Blanchard III
                                      ---------------------
                              Title:  CEO
                                      ---------------------

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